Exhibit 23.1

Consent of Independent Registered Public Accounting Firm

We consent to the incorporation by reference in the Registration Statement (Form S-8 No. 333-38868) pertaining to the Nabi Savings & Retirement Plan of our report dated June 17, 2005, with respect to the financial statements and schedule of the Nabi Savings & Retirement Plan included in this Annual Report (Form 11-K) for the year ended December 31, 2004.

                                                         /s/ Ernst & Young LLP

                                                         Certified Public Accountants

West Palm Beach, Florida

June 23, 2005

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